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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 (1)

        Date of Report (Date of earliest event reported): August 23, 2005

                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

 Delaware                            333-02302               74-1803105
(State or other                     (Commission             (IRS Employer
 jurisdiction of                     File Number)            Identification No.)
 incorporation)


                          808 Seventeenth Street, N.W.
                                   Suite 300
                          Washington, D.C. 20006-3910
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  202-789-2130

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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(1)  Pursuant  to Section  15(d) of the  Securities  Exchange  Act of 1934,  the
     Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2004, but the Company agreed under the terms of certain long-term debt to continue these filings in the future.

ITEM 1.01  Entry into a Material Definitive Agreement

As of August 23, 2005, the Company entered into a $70,000,000, six-year Credit Agreement with the financial institutions named therein as the banks, Bank of America, N.A., as the Administrative Agent, and Deutsche Bank Securities Inc., as the Syndication Agent. This new Credit Agreement replaced the Company's Amended and Restated Revolving Credit Agreement dated as of March 27, 2001 which was scheduled to mature March 27, 2006. In connection with the new Credit Agreement, shares of the Company and all shares directly or indirectly held by the Company in its subsidiaries were pledged, and designated subsidiaries entered into a guaranty and a collateral assignment of proceeds and security agreement.

Under the terms of the Credit Agreement, the Company is subject to restrictive covenants that place limitations upon payments of cash dividends, issuance of capital stock, investment transactions, incurrence of additional obligations and transactions with affiliates. In addition, the Company must maintain compliance with certain financial covenants as measured at the end of each quarter. Interest is payable quarterly at various rates from prime or LIBOR plus 0.75% depending on certain financial tests. The Company is also required to pay a commitment fee ranging from 0.25% to 0.375% per annum based on the amount of any unused portion of the Credit Agreement.



ITEM 9.01  Financial Statements and Exhibits

           (c)  Exhibits

                 4.1 Credit Agreement dated as of August 23, 2005 by and among Allbritton Communications Company, certain financial institutions, and Bank of America, N.A., as the Administrative Agent, and Deutsche Bank Securities Inc., as the Syndication Agent.

                10.1 Pledge Agreement dated as of August 23, 2005 by and among Allbritton Communications Company, Allbritton Group, Inc., Allfinco, Inc. and Bank of America, N.A., as Agent.

                10.2 Unlimited Guaranty dated as of August 23, 2005 by each of the subsidiaries of Allbritton Communications Company in favor of Bank of America, N.A., as Administrative Agent.

                10.3 Collateral Assignment of Proceeds and Security Agreement dated as of August 23, 2005 by and among certain subsidiaries of Allbritton Communications Company and Bank of America, N.A., as Agent.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLBRITTON COMMUNICATIONS COMPANY
                                                     (Registrant)


   August 29, 2005                               /s/ Stephen P. Gibson
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         Date                                 Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer







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